CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : January 2003

Beginning of the Month Principal Receivables :                                                            28,342,015,324.72
                                                                                                          -----------------
Beginning of the Month Finance Charge Receivables :                                                          919,992,068.01
                                                                                                          -----------------
Beginning of the Month Discounted Receivables :                                                                        0.00
                                                                                                          -----------------
Beginning of the Month Total Receivables :                                                                29,262,007,392.73
                                                                                                          -----------------

Removed Principal Receivables :                                                                                        0.00
                                                                                                          -----------------
Removed Finance Charge Receivables :                                                                                   0.00
                                                                                                          -----------------
Removed Total Receivables :                                                                                            0.00
                                                                                                          -----------------

Additional Principal Receivables :                                                                           454,844,627.08
                                                                                                          -----------------
Additional Finance Charge Receivables :                                                                        3,674,704.49
                                                                                                          -----------------
Additional Total Receivables :                                                                               458,519,331.57
                                                                                                          -----------------

Discounted Receivables Generated this Period                                                                           0.00
                                                                                                          -----------------

End of the Month Principal Receivables :                                                                  27,758,078,698.35
                                                                                                          -----------------
End of the Month Finance Charge Receivables :                                                                918,063,986.95
                                                                                                          -----------------
End of the Month Discounted Receivables :                                                                              0.00
                                                                                                          -----------------
End of the Month Total Receivables :                                                                      28,676,142,685.30
                                                                                                          -----------------

Excess Funding Account Balance                                                                                         0.00
                                                                                                          -----------------
Adjusted Invested Amount of all Master Trust Series                                                       24,840,092,833.75
                                                                                                          -----------------

End of the Month Seller Percentage                                                                                   10.51%
                                                                                                          -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : January 2003                                                                 ACCOUNTS          RECEIVABLES

End of the Month Delinquencies :
    30 - 59 Days Delinquent                                                                  439,904.00      495,818,232.37
                                                                                           ------------    ----------------
    60 - 89 Days Delinquent                                                                  279,331.00      340,462,884.68
                                                                                           ------------    ----------------
    90 + Days Delinquent                                                                     593,250.00      771,988,825.28
                                                                                           ------------    ----------------

    Total 30 + Days Delinquent                                                             1,312,485.00    1,608,269,942.33
                                                                                           ------------    ----------------

    Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                        5.61%
                                                                                                           ----------------

Defaulted Accounts During the Month                                                          202,333.00      166,323,258.77
                                                                                           ------------    ----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                  6.93%
                                                                                                           ----------------

*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : January 2003                                                              COLLECTIONS          PERCENTAGES
Total Collections and Gross Payment Rate                                               5,079,329,698.38              17.09%
                                                                                       ----------------      --------------

Collections of Principal Receivables and Principal Payment Rate                        4,605,589,970.34              15.99%
                                                                                       ----------------      --------------

    Prior Month Billed Finance Charge and Fees                                           359,433,094.79
                                                                                       ----------------
    Amortized AMF Income                                                                  26,810,105.68
                                                                                       ----------------
    Interchange Collected                                                                 52,147,453.19
                                                                                       ----------------
    Recoveries of Charged Off Accounts                                                    39,060,020.52
                                                                                       ----------------
    Collections of Discounted Receivables                                                          0.00
                                                                                       ----------------

Collections of Finance Charge Receivables and Annualized Yield                           477,450,674.18              19.90%
                                                                                       ----------------      --------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : January 2003

Beginning Unamortized AMF Balance                                                                            147,340,397.77
                                                                                                             --------------
+   AMF Slug for Added Accounts                                                              480,707.41
                                                                                       ----------------
+   AMF Collections                                                                       23,099,159.54
                                                                                       ----------------
-   Amortized AMF Income                                                                  26,810,105.68
                                                                                       ----------------
Ending Unamortized AMF Balance                                                                               144,110,159.04
                                                                                                             --------------

                                           /s/ Tom Feil
                                           --------------------------------
                                           Tom Feil

                                           Director, Capital Markets




*FOR CALCULATION PURPOSES BEGINNING OF MONTH PRINCIPAL RECEIVABLES INCLUDES ADDITIONAL PRINCIPAL RECEIVABLES.

                                                                   Page 8 of 59